BERG & BERG ENTERPRISES, LLC
                               10050 BANDLEY DRIVE
                               CUPERTINO, CA 95014



June 9, 2003


Stephan B. Godevais
Valence Technology, Inc.
6504 Bridge Point Parkway, Suite 415
Austin, Texas  78730

Re:     $10 Million Financing Commitment

Dear Stephan:

        We are pleased to confirm that we are willing to provide (or cause another person or entity to provide), $10 million of additional equity or debt financing to Valence Technology, Inc. (the "Company") in 2004, on competitive terms to be determined as part of the completion of definitive documentation of this commitment. Such commitment is subject to the negotiation and execution of definitive investment documentation, which shall be in customary form, and any necessary stockholder approval under the rules of the NASDAQ Small Cap Market.

        Kindly indicate your acceptance to this commitment by signing and returning the enclosed copy.

                                         Sincerely,

                                         BERG & BERG ENTERPRISES, LLC


                                         /s/ Carl E. Berg
                                         ----------------------------------
                                         Carl E. Berg, Managing Member



ACCEPTED AND AGREED:

VALENCE TECHNOLOGY, INC.


/s/ Kevin Mischnick
-------------------------------------------
Kevin Mischnick, Vice President of Finance